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                                                         TRAVELERS VINTAGE XTRA
[TRAVELER LIFE & ANNUITY LOGO]                             DATA COLLECTION FORM


The Travelers Insurance Company and its Affiliates
One Tower Square, Hartford, CT [ 06183-9061]


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
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ISSUING COMPANY
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 THE TRAVELERS INSURANCE COMPANY ([BA, BVI, GU, NH, VI])
THE TRAVELERS LIFE AND ANNUITY COMPANY (All other jurisdictions)
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OWNER The Owner will be used for all correspondence and tax reporting.)
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Name                                                                   Date of Birth (DOB):
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Address
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SS#                                                                    Sex [] M [] F           U.S. Citizen  [] Y [] N
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[] Succeeding Owner [] Joint Owner (Nonqualified only)   Name:
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Relationship to Owner:                                                 SS#                                  DOB
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
ANNUITANT (IF DIFFERENT FROM OWNER) (If no Annuitant is specified, the Owner stated above will be the Annuitant.)
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Name
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SS#                                                                    Sex [] M [] F           DOB:
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[] Contingent Annuitant (Nonqualified only)           Name:
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SS#                                                                    Sex [] M [] F           DOB:
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
BENEFICIARY INFORMATION
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PRIMARY      CONTINGENT   FULL NAME                                    RELATIONSHIP TO OWNER                % TO RECEIVE
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[]
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[]             []
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[]             []
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
TYPE OF PLAN                                                                                                PURCHASE AMOUNT
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[] Nonqualified                              [] IRA Rollover/Transfer
[] 403(b) TSA Rollover/Transfer              [] Roth IRA Rollover/Transfer
[] Other:  ______________________            [] Roth IRA Conversion                                           $  _______________
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
REPLACEMENT INFORMATION
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Will the contract applied for replace any existing annuity contract or life insurance policy?               [] Y   [] N
If yes, please specify company name & contract #:
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ACKNOWLEDGMENT
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I understand the contract will take effect when the first purchase payment is received and the application is approved in the Travelers Home Office. I
UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CONTRACT
APPLIED FOR, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE
VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. No agent is authorized to make changes to the contract or application. I ACKNOWLEDGE RECEIPT
OF A CURRENT PROSPECTUS.

In Nonqualified situations, where the Owner is a trust, I/we hereby certify the trust is solely for the benefit of a natural person and not a Deferred Compensation Plan.

For Nonqualified contracts, if the Owner dies and is survived by the Annuitant before payments begin under an Annuity Option, any surviving Joint or Succeeding Owner assumes full ownership of the contract and not the beneficiary named by Written Request.

NOTE: Any person who knowingly and with intent to injure, defraud, or deceive any insurer, or who files a statement of claim or an application containing any false, incomplete or misleading information, is guilty of a felony of the third degree.
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

Owner's Signature                                                                   Date:

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Joint Owner's Signature                                                             Date:

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City, State where signed:

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L-22244                 PLEASE COMPLETE BOTH SIDES OF THIS FORM


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
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DEATH BENEFIT
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[] Standard        (default option if no election is noted)         [] Enhanced
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INVESTMENT OPTIONS
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Alliance Growth Portfolio                                        %  Smith Barney Aggressive Growth Portfolio                      %
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Alliance Premier Growth Portfolio Class B                        %  Smith Barney Appreciation Portfolio                           %
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American Funds Global Growth Fund                                %  Smith Barney Diversified Strategic Income Portfolio           %
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American Funds Growth Fund                                       %  Smith Barney High Income Portfolio                            %
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American Funds Growth-Income Fund                                %  Smith Barney International Equity Portfolio                   %
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Equity Income Portfolio (Fidelity)                               %  Smith Barney Large Cap Growth Portfolio                       %
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Equity Index Portfolio Class II                                  %  Smith Barney Large Cap Value Portfolio                        %
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Fidelity VIP II Contrafund (R) Portfolio - Service Class         %  Smith Barney Mid Cap Portfolio                                %
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Franklin Small Cap Investments Fund Class 2                      %  Smith Barney Money Market Portfolio                           %
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Large Cap Portfolio (Fidelity)                                   %  Smith Barney Total Return Portfolio                           %
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MFS Emerging Growth Portfolio                                    %  Strategic Stock Portfolio                                     %
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MFS Research Portfolio                                           %  Templeton International Fund Class 2                          %
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MFS Total Return Portfolio                                       %  Travelers Disciplined Small Cap Stock Portfolio               %
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Salomon Brothers Capital Fund                                    %  Travelers Managed Income Portfolio                            %
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Salomon Brothers Investors Fund                                  %  Van Kampen Emerging Growth Portfolio                          %
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Salomon Brothers Small Cap Growth Fund                           %  Van Kampen Enterprise Portfolio                               %
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Salomon Brothers Total Return Fund                               %  Other                                                         %
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                                                                    Travelers Fixed Account                                       %
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                                                                                                                      TOTAL:
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TRAVELERS FIXED ACCOUNT RATE LOCK
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[]  No - I do choose to lock in the current Fixed Account rate.  I understand that the rate in effect when Travelers receive the purchase payment.
          (default option)

[] Yes - I want to lock in at the current Fixed Account rate in effect on the date I signed this application. I have been informed of this rate and am aware of the Rate Lock guarantee period. (Guaranteed Rate held for
          45 days.)
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I acknowledge that all data representations and signatures were recorded by me or in my presence in response to my inquiry and request and that all such representations and signatures are accurate and valid to the best of my knowledge and belief. Will the contract applied for replace any existing annuity
contract or life insurance policy?     [] Y    [] N
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

Licensed Agent's Signature                                             Date

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Print Name                                                             SS#                            License #

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Agent  Phone #:                                                        Agent  Fax #:

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REMARKS:







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L-22244                 PLEASE COMPLETE BOTH SIDES OF THIS FORM